UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2009

(Date of Report)

May 13, 2009

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K is being filed to update the historical financial statements included in International Paper Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) to reflect the retrospective application of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (the “Statement”). The Company adopted the Statement prospectively effective January 1, 2009. However, the Statement requires retrospective application to comparative financial statements. Accordingly, the Company has revised all comparative prior period information to give effect to the presentation and disclosure requirements of the Statement.

The Company is filing this Current Report on Form 8-K to reflect the impact of this change to permit the Company to incorporate these financial statements by reference in future filings with the Securities and Exchange Commission.

The effect of the retrospective application of the Statement is set forth in the following sections of the Company’s 2008 Form 10-K.

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data;

•	Exhibit 11 Statement of Computation of Per Share Earnings; and

•	Exhibit 12 Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 11	Statement of Computation of Per Share Earnings.

Exhibit 12	Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1

Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data, for the years ended December 31, 2008, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL PAPER COMPANY

(Registrant)

Date: May 13, 2009	By	/s/ Maura A. Smith
Maura A. Smith Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit 11	Statement of Computation of Per Share Earnings.

Exhibit 12	Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data, for the years ended December 3, 2008, 2007 and 2006.